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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 9, 2006


                              POSSIS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


         Minnesota                    0-944                      41-0783184
(State or other jurisdiction  (Commission File Number)         (IRS Employer
     Identification No.)        of incorporation)


9055 Evergreen Boulevard NW, Minneapolis, MN              55433-8003
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code   763-780-4555


                                 Not Applicable
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

         On October 9, 2006, Possis Medical announced that it received FDA Approval for the Fetch(TM) Aspiration Catheter. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01 Financial Statements and Exhibits

         [c]      Exhibits

99.1 Press Release, dated October 9, 2006, issued by Possis Medical, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Possis Medical, Inc.
 --------------------
 (Registrant)

Date:  October 9, 2006
----------------------


By:     /s/  Jules L. Fisher
----------------------------
             Jules L. Fisher
             Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.   Description

99.1          Press Release, dated October 9, 2006,
              issued by Possis Medical, Inc.